UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2012

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 5, 2012, the Company issued a press release indicating that it had published its results for the quarter and twelve months ended December 31, 2011 on its website.

The earnings release containing those results is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Earnings release dated March 5, 2012 reporting Steinway Musical Instruments, Inc.’s results for the quarter and twelve months ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 5, 2012	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Michael T. Sweeney

	Name:	Michael T. Sweeney
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release dated March 5, 2012 reporting Steinway Musical Instruments, Inc.’s results for the quarter and twelve months ended December 31, 2011.